OPPENHEIMER GLOBAL ALLOCATION FUND

Supplement dated October 30, 2017 to the

Summary Prospectus dated February 28, 2017

This supplement amends the Summary Prospectus of the above-referenced Fund, and is in addition to any other supplements. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.

1.	The last sentence of the first paragraph in the section "Purchase and Sale of Fund Shares" is deleted in its entirety and replaced with the following:

The Class I share minimum initial investment is waived for retirement plan and health savings account service provider platforms (jointly, “service provider platforms”).

2.	The second paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

Shares may be purchased and redeemed on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail at the address on the back cover, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

October 30, 2017	PS0257.044